UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 24, 2008
PPG INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-01687	25-0730780

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One PPG Place, Pittsburgh, Pennsylvania		15272

(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (412) 434-3131
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 28, 2008, PPG Industries, Inc. (the “Company”) issued a press release announcing that Kevin F. Sullivan, Senior Vice President, Chemicals will retire from the Company. A copy of the Company’s press release is attached hereto as Exhibit 99.
In connection with his decision to retire from the Company, on April 24, 2008, the Company entered into a verbal retirement arrangement with Mr. Sullivan, the material terms of which are set forth on Exhibit 10 attached hereto and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit 10	-	Material terms of retirement arrangement with Kevin F. Sullivan.

Exhibit 99	-	Press release dated April 28, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2008	PPG INDUSTRIES, INC. (Registrant)
	By:	/s/ William H. Hernandez
William H. Hernandez
Senior Vice President, Finance and Chief Financial Officer